Exhibit 99.1

SKILLSOFT ANNOUNCES RESULTS OF ADJOURNED COURT MEETING AND

ADJOURNED EXTRAORDINARY GENERAL MEETING

DUBLIN & NASHUA, N.H., May 3, 2010 (BUSINESS WIRE) — SkillSoft PLC (NASDAQ:SKIL), a leading Software as a Service (SaaS) provider of on-demand e-learning and performance support solutions for global enterprises, government, education and small to medium-sized businesses, announces that the resolutions required to approve the Scheme of Arrangement in connection with the acquisition of SkillSoft by SSI Investments III Limited, a company formed by funds sponsored by each of Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC, were passed by the requisite majorities at the Adjourned Court Meeting and Adjourned Extraordinary General Meeting on May 3, 2010.

Under Section 201 of the Companies Act 1963, for the resolution considered at the Court Meeting to be passed, it was required to be approved by a majority in number of the SkillSoft Shareholders voting in person or by proxy and by at least 75% of the SkillSoft Shares voted in person or by proxy. The results of the poll on the resolution considered at the Adjourned Court Meeting are as follows:

1.	Number of Scheme Shareholders voting in favor of Scheme	11
2.	Number of Scheme Shareholders voting against Scheme	1 *
3.	% of members casting votes in favor of Scheme	100%
4.	% of members casting votes against Scheme[r] *	9.1%
5.	Votes cast in favor of Scheme	74,661,437
6.	Votes cast against Scheme	6,404,187
7.	% of votes cast in favor of Scheme	92.10%
8.	% votes cast against of Scheme	7.90%

*	Eleven Scheme Shareholders voted. One Scheme Shareholder voted both in favor of and against the Scheme.

The number of votes cast in favor of the Scheme represents 78.3% of SkillSoft’s issued share capital at close of business on the last Business Day before the Adjourned Court Meeting. The number of votes cast against the Scheme represents 6.7% of SkillSoft’s issued share capital at close of business on the last Business Day before the Adjourned Court Meeting.

The results of the vote on the resolutions considered at the Adjourned Extraordinary General Meeting held after the conclusion of the Adjourned Extraordinary General Meeting are as follows:

Resolution 1 – Ordinary Resolution

To approve the Scheme and to authorize the directors of SkillSoft to take such action as they consider necessary or appropriate to carry the Scheme into effect.

Approved

Resolution 2 – Special Resolution

To approve the cancellation of the Cancellation Shares and to apply the reserve in SkillSoft’s books arising upon such cancellation in paying up in full at par New SkillSoft Shares.

Approved

Resolution 3 – Special Resolution

To amend the Articles of Association of SkillSoft to ensure that any SkillSoft Shares issued during the period from May 1, 2010 to the last Business Day before the Scheme becomes effective will be subject to the Scheme.

Approved

Resolution 4 – Ordinary Resolution

To adjourn the Adjourned Extraordinary General Meeting.

Approved

At the commencement of the Adjourned Extraordinary General Meeting, the Chairman proposed an ordinary resolution to clarify that references to the Scheme and to the Scheme of Arrangement in the resolutions to be considered at the meeting are to the Scheme of Arrangement as set out in the revised definitive Proxy Statement which reflects the increase in the price of US$11.25. This resolution was duly passed.

In order for the Scheme to become effective, the sanction of the Scheme by the High Court at a hearing is required.

It is intended that, on May 4, 2010, SkillSoft will apply to the Irish High Court to fix a date for a hearing to sanction the Scheme and for directions from the Irish High Court as to advertising the time, date and location of that hearing. SkillSoft anticipates that the hearing to sanction the Scheme will take place on or about May 20, 2010 and that, subject to the sanction of the Irish High Court, the Scheme will become effective on or about May 24, 2010.

SkillSoft shall make a further announcement following the hearing to sanction the Scheme which will indicate the last day of dealings in SkillSoft ADSs on NASDAQ and the last date by which the consideration to which SkillSoft Shareholders are entitled will be despatched.

About SkillSoft

SkillSoft PLC (NASDAQ:SKIL) is a leading SaaS provider of on-demand e-learning and performance support solutions for global enterprises, government, education and small to medium-sized businesses. SkillSoft enables business organizations to maximize business performance through a combination of comprehensive e-learning content, online information resources, flexible learning technologies and support services.

Content offerings include business, IT, desktop, compliance and consumer/SMB courseware collections, as well as complementary content assets such as Leadership Development Channel video products, KnowledgeCenter(TM) portals, virtual instructor-led training services and online mentoring services. SkillSoft’s Books24x7(R) product offering includes access to more than 25,000 digitized IT and business books, as well as book summaries and executive reports. Technology offerings include the SkillPort(R) learning management system, Search-and-Learn(R), SkillSoft(R) Dialogue(TM), inGenius(TM) and virtual classroom.

SkillSoft courseware content described herein is for information purposes only and is subject to change without notice. SkillSoft has no obligation or commitment to develop or deliver any future release, upgrade, feature, enhancement or function described in this press release except as specifically set forth in a written agreement.

SkillSoft, the SkillSoft logo, SkillPort, Search-and-Learn, SkillChoice, Books24x7, ITPro, BusinessPro, OfficeEssentials, GovEssentials, EngineeringPro, FinancePro, AnalystPerspectives, ExecSummaries, ExecBlueprints, Express Guide, inGenius and Dialogue are trademarks or registered trademarks of SkillSoft PLC in the United States and certain other countries. All other trademarks are the property of their respective owners, countries.

Legal Information

The directors of SkillSoft accept responsibility for the information contained in this announcement, other than that relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SkillSoft (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of SSI Investments III Limited accept responsibility for the information contained in this announcement relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI Investments III Limited (who have taken all reasonable care to ensure such is the case, the information contained in this announcement for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.

Credit Suisse Securities (USA) LLC (“Credit Suisse”), which is regulated under the laws of the United States of America, is acting for SkillSoft and for no one else in connection with the revised recommended acquisition and will not be responsible to any person other than SkillSoft for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the revised recommended acquisition, the content of this announcement or any transaction or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this announcement, any transaction, any statement contained herein or otherwise.

Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial advisor to SSI Investments and the Investor Group and no one else in connection with the revised recommended acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the revised recommended acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Neither Morgan Stanley nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Morgan Stanley in connection with this announcement, any transaction, any statement contained herein or otherwise.

WilmerHale and William Fry are acting as legal advisors to SkillSoft. Ropes & Gray LLP and Mason Hayes+Curran are acting as legal advisors to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC.

This announcement does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise.

Capitalised terms used but not otherwise defined herein shall have the meanings given to such terms in the revised definitive Proxy Statement (comprising the revised definitive Scheme Document).

Safe Harbour Forward-Looking Statements

This announcement includes information that constitutes forward-looking statements made pursuant to the safe harbour provision of the Private Securities Litigation Reform Act of 1995. Statements in this announcement regarding the proposed transaction between SSI Investments III Limited and SkillSoft, the expected timetable for completing the transaction and any other statements about SkillSoft’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in SkillSoft’s Annual Report on Form 10-K for the annual period ended January 31, 2010, as filed with the Securities and Exchange Commission. The forward-looking statements provided by SkillSoft in this announcement represent the views of SkillSoft as of the date of this announcement. SkillSoft anticipates that subsequent events and developments may cause its views to change. However, while SkillSoft may elect to update these forward-looking statements at some point in the future, SkillSoft specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SkillSoft’s views as of any date subsequent to the date of this announcement.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of SkillSoft, all ‘dealings’ in any ‘relevant securities’ of SkillSoft (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (GMT) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of SkillSoft, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of SkillSoft by SSI Investments III Limited or SkillSoft, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (GMT) on the business day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the revised recommended acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed revised recommended acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

SOURCE: SkillSoft PLC

SkillSoft

Tom McDonald, Chief Financial Officer +1-603-324-3000

Geoff Grande, FD Investor Relations +1-617-747-1721

Jonathan Neilan, FD Media Relations, Ireland +353(0)16633686

or

Financial Adviser to SkillSoft

Credit Suisse

North America

Adam Nordin +1-312-750-3000

Storm Duncan +1-415-249-2100

or

UK & Ireland

Zachary Brech +442078888888

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